SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2023

Swiftmerge Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41164	98-1582153
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Executive Suite

4318 Forman Ave

Toluca Lake, CA, 91602

(Address of principal executive offices, including zip code)

(424) 431-0030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	IVCPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	IVCP	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 11, 2023, Swiftmerge Acquisition Corp. (the “Company”) received approval from The NASDAQ Stock Market LLC (“NASDAQ”) to transfer its listing of its Class A ordinary shares, units and warrants from The NASDAQ Global Market to The NASDAQ Capital Market.

The Company’s Class A ordinary shares, warrants and units will continue to trade under the symbols “IVCP,” “IVCPW,” and “”IVCPU”, respectively, and trading of its Class A ordinary shares, warrants and units will be unaffected by this transfer. This transfer will be effective as of the opening of business on May 16, 2023.

The NASDAQ Capital Market is a continuous trading market that operates in substantially the same manner as The NASDAQ Global Market.

Item 7.01	Regulation FD Disclosure.

On May 15, 2023, the Company issued a press release announcing the approval of the transfer of the listing to the Nasdaq Capital Market. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statement and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2023

SWIFTMERGE ACQUISITION CORP.

By:	/s/ John Bremner
Name:	John Bremner
Title:	Chief Executive Officer and Director

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